NeoStem A subsidiary of Phase III Medical, Inc.

FORWARD LOOKING STATEMENTS • THIS PRESENTATION CONTAINS “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS WHICH MAY CAUSE THE ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS OF PHASE 3, OR INDUSTRY RESULTS, TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. WHEN USED IN THIS CONFIDENTIAL PRESENTATION, STATEMENTS THAT ARE NOT STATEMENTS OF CURRENT OR HISTORICAL FACT MAY BE DEEMED TO BE FORWARDLOOKING STATEMENTS. ADDITIONALLY, STATEMENTS CONCERNING THE COMPANY’S ABILITY TO DEVELOP THE ADULT STEM CELL BUSINESS, THE FUTURE OF REGENERATIVE MEDICINE AND THE ROLE OF ADULT STEM CELLS IN THAT FUTURE, THE FUTURE USE OF ADULT STEM CELLS AS A TREATMENT OPTION AND THE POTENTIAL REVENUE GROWTH OF SUCH BUSINESS ARE FORWARD-LOOKING STATEMENTS. THE COMPANY’S ABILITY TO ENTER THE ADULT STEM CELL ARENA AND FUTURE OPERATING RESULTS ARE DEPENDENT UPON MANY FACTORS, INCLUDING THOSE SET FORTH IN THE COMPANY”S SEC FILINGS. RECIPIENTS OF THIS PRESENTATION ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF.

Medical researchers, scientists, institutions, physicians, pharmaceutical companies, andbiotechnology companies are racing to develop treatments of many diseases using stem cells.

NeoStem is the first company that specializes in the collection, processing, and long-term storage of adult stem cells for autologous use (Your cells for Your use). Two patent applications filed on collection and storage process Multiple use Unique library being developed important to pharmaceutical companies There are many Adult Stem Cell Therapies being used today and the development of new and promising medical treatments are imminent…

Diseases Treatable with Stem Cells TODAY Leukemias Lymphoma Multiple Myeloma Radiation Sickness Autoimmune Diseases Tissue Repair & Burns
Breast & Ovarian CA Future Diabetes Cardiovascular Dx Spinal Cord Injuries Skin Rejuvenation Rheumatologic Orthopaedic Stroke

Stem Cell Origination Controversial Embryo Fetal Tissue Non-Controversial Umbilical Cord Blood Bone Marrow Adult Peripheral Blood

Stem Cells and Pluripotency Stem Cell PRIMATIVE AND THUS UNSPECIALIZED SELF-RENEWING CAN DIFFERENTIATE INTO CELLS WITH SPECIFIC FUNCTIONS Ectoderm Mesoderm Endoderm Skin Hair Brain Nerves Etc. Cardiac Skeletal Renal Muscle Blood Lung Gut Thyroid Pancreas

Autologous vs. Allogeneic Stem Cells Autologous vs. Allogeneic Stem Cells Possible None HIV, Hepatitis etc. from Donor Slower Faster Immune Recon. Slower Faster Engraftment Yes No Graft v. Host Yes No Rejection Required Not Required Tissue Matching Autologous Autologous Allogeneic Allogeneic

Appeal to Insurance Companies- $avings

	Autologous	*Allogeneic*
Hospitalization	Short (<5 days)	Long (>30 days)
Time to T_x	1-2 days	90 days (avg.)
Cost of Cells	~$6,000	>$22,000
Total Cost of T_x	~$50,000	$300 - $500 K
Minority Avail.	With Storage	Very Low
Match Avail.	Not Applicable	<50%
Post-T_x Drugs	None	~$4,000/ yr.

The Process

NeoStem, Inc. Comparison of Various Sources of Adult Stem Cells (C) Typical dosing for a 90 kg patient requiring an allogenic transplant, an autologous transplant would require fewer cells but no published data available. (B) Andreas Zeiher (Schachinger et al) J. Amer. Coll. Cardiology. 44:1690, 2004 (A) Badiavas & Falanga Arch. Derm 139:510, 2003 ***Estimate, no known published data **Whole Blood *Primarily Buffy Coat 180,000,000 16,000,000 5,000,000 3,750,000 750,000,000 75ml Stem Cells from Cord Blood 180,000,000 16,000,000 5,000,000 5,000,000 1,000,000,000 300ml** Micro Collections of Stem Cells 180,000,000 16,000,000 5,000,000 4,000,000*** 100ml to 1.2 liters Stem Cells from Adipose Tissue 180,000,000 16,000,000 5,000,000 123,100,000 20,900,000,000 300ml* NeoStem, Inc. Immune Reconstitutio n (C) Cardiac Repair (B) Diabetic Foot Ulcers (A) CD34+ Cells TNC Volume Gross Volume Published Dosage Information Typical Collection

Intellectual Property NeoStem has two key patent applications describing key aspects of our process. These applications are: Elective Collection and Banking of Autologous Peripheral Blood Stem Cells. Application Number 20040258673, Priority Date April 2003. This patent application addresses the process by which NeoStem prepares and stores stem cells Our methodology to separate the cells and store them in numerous aliquots in order to be used for individual disease-related therapies. This enables the client to maintain sufficient cells in the bank for future use. As a result, each collection results in multiple doses of stem cells.

Intellectual Property (Cont.)  System Capable of Treating and Defining Various Disease States Using Stem Cells. Application Number 20040265281, Priority Date April 2003. This patent application addresses the use of stored stem cells to form the basis for a data set that will provide statistical information on the etiology of disease. The establishment of a broad bank of stem cells will allow the Company to capitalize on the information contained within these cells that can be sold to pharmaceutical companies to in connection with pre-clinical research and discovery - Each client is asked to donate a small number of cells to this data bank.

Radiation Sickness (Hematopoietic Syndrome) At 3.5 Gy 50% will die within 60 days w/o intervention Primary cause of death is infection Individuals exposed to 0.7 - 4.0 grays (Gy) will develop syndrome Rescue through SC transplant - treatment of choice Success rate very high when administered within 7-10 days following exposure Banking SC for autologous use critical to First Responders, Military, etc.

Percutaneous Autologous Bone Marrow Grafting for Nonunions Hernigou P et al. J Bone & Joint Surg 87A: 1430, 2005 Fracture Nonunion 1m post BMSC 2m post MMSC 3m post BMSC

A B C D From: Evangelos V. Badiavas and Vincent Falanga Arch.Dermatol. 139:510, 2003

Chronic Heart Disease Chronic Heart Disease 5 million people in U.S. have chronic heart disease - 550K new diagnoses each year Until now no effective therapy Adult stem cells can repair heart muscle American Heart Association ranks restoration of failing hearts by adult stem cells among top 10 lifesaving advances of 2004

Potential Routes of Direct Delivery of Stem Cells to Heart Potential Routes A. Direct intramyocardial through the epicardium B. Direct intramyocardial via the endocardium C. Intracoronary D. Retroperfusion via the cardiac veins From: Mathur, A and Martin, JF Lancet 364: 183, 2004 CATHETER B C D A

University of Pittsburgh School of Medicine • 20 patients w/ Severe Chronic Heart Disease - NY Heart Assoc Classification III & IV - <35% ejection fraction (55% normal adult) • 10 patients received By-Pass surgery & Adult Stem Cells during surgery • 10 patients received By-Pass surgery only • At six month follow-up average ejection fractions were: - 46.1 % Adult Stem Cell Therapy (83% of normal) - patients cured - 37.2 % w/o Adult Stem Cell Therapy (67% of normal) - patients continue to suffer from severe chronic heart disease

Texas Heart Institute Post-AMI Trial 14 patients with an average age of 56 received the stem cell therapy 7 patients served as a control group At 4 months, the treated patients had a sustained improvement in pumping power and ability to supply blood to the body FDA Approved Trial in US March 2004

Measurements of Improvement - 20-30% decrease in infarct size - 11-15% increase in ejection fraction - 51-57% increase in infarction wall velocity - 11% increase in oxygen uptake

Who should bank their stem cells? • Health conscious individuals • Individuals with family histories of heart disease or cancer • Individuals diagnosed with chronic cancers • Individuals that are exposed to radiation or harmful toxins because of their jobs • "First Responders," (firemen, policemen, military personnel, Homeland Security personnel, Energy Department personnel, etc.), who may be exposed to lethal levels of radiation should bank their stem cells in advance of possible need.

Comp Table Company Smbl Current Price 52 Week Hi 52 Week Low Market Cap (Mil/B/K) Shares O/S Capital Raised in last 12 Months 2005 Revenues (000) 2005 Net Income/ (Loss) (000) Celgene Corp CELG $44.00 $49.41 $22.59 $16.63B $347.41 $30.99K $0 Geron Corp GERN $7.50 $12.18 $6.00 $489.6 65.3 $94.5 6,158 $ (33,528) $ BioStem, Inc. BTEM $2.71 $7.00 $0.27 $474.8 175.2 $0.0 1,085 $ (940) $ ViaCell Inc VIAC $5.79 $11.51 $4.66 $223.5 38.6 $53.2 44,443 $ (15,663) $ StemCells Inc STEM $2.58 $6.58 $2.56 $200.6 77.7 $35.8 206 $ (11,738) $ Aastrom BioScieASTM $1.50 $3.56 $1.50 $179.0 119.3 $11.3 844 $ (9,579) $ Cytori TherapeuCYTX $8.13 $9.60 $6.65 $125.2 15.4 $4.7 5,634 $ (26,538) $ CryoCell, Inc CCEL $3.05 $4.13 $2.10 $35.5 11.6 $0.0 14,450 $ 1,033 $ Cord Blood AmeCBAI $0.18 $0.87 $0.09 $7.3 40.5 $4.3 2,278 $ (6,126)

Management/Directors/Staff • Robin Smith, M.D., MBA, Chairman of the Board and CEO of Phase III, Chairman Advisory Board of China Biopharmaceuticals (OTC BB: CHBP), Chairman of NYU-Hospital for Joint Diseases • Mark Weinreb, Director and President of Phase III, Former Owner, Bio Health Laboratories • Larry A. May, Chief Financial Officer of Phase III, Former Treasurer, Amgen (NASDAQ: AMGN) • Wayne A. Marasco, M.D., Ph.D., Phase III Director, Senior Scientific Advisor, Associate Professor- Department of Cancer and Immunology, Dana-Farber Cancer Institute, Associate Professor of Medicine, Harvard Medical School • Denis Rodgerson, Ph.D. Director of Stem Cell Science of Phase III, Founder of NeoStem, Former Founder of StemCyte, Former Head of Clinical Chemistry and Toxicology and Clinical Laboratory Computing, UCLA Medical Center • George Smith, M.D., Medical Director Laboratory Operations of Phase III in California. Among his many distinguished career accomplishments, Dr Smith is cofounder of UCLA Bone Marrow Transplant Center • Catherine M. Vaczy, VP & General Counsel of Phase III, Former VP and Associate General Counsel, ImClone (NASDAQ: IMCL) • Abner M. Mhashilka, PH.D., Director of Stem Cell Banking and Clinical Applications of Phase III, former Group Leader in research, Process Development and Manufacturing Athersys, Inc. • Joseph Zuckerman, M.D., Phase III Director, Chairman of NYU-Hospital for Joint Diseases, Department of Orthopaedic Surgery

Why Is This A Unique Opportunity • Low Money Pre-valuation • Publicly Traded PHSM.OB • Answer for Religious Rights and Politicians • Potential Alliances With Known Companies - Quest - HemaCare - Cord Blood Companies (ViaCell, Cord Blood America, Lifebank USA) • Pending Partnerships - Houston, San Diego, Connecticut - Independent Center in NY - Puerto Rico